                                                                   Exhibit 32.1

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Scott A. Wolstein, Chairman of the Board and Chief Executive Officer of Developers Diversified Realty Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The quarterly report on Form 10-Q of the Company for the period ended March 31, 2004 which this certification accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Scott A. Wolstein
---------------------------------------------------
Scott A. Wolstein
Chairman of the Board and Chief Executive Officer
May 10, 2004